THE COMPANIES ACTS, 1963 to 2001

                            ------------------------

                             PUBLIC LIMITED COMPANY













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                     MEMORANDUM AND ARTICLES OF ASSOCIATION

                                       of

                   HERTAL ACQUISITIONS PUBLIC LIMITED COMPANY

          -----------------------------------------------------------

















                            MATHESON ORMSBY PRENTICE
                                   Solicitors
                                30 Herbert Street
                                    Dublin 2
                              \MOP_DUBLIN\714805.3


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                          COMPANIES ACTS, 1963 TO 2001

                             PUBLIC LIMITED COMPANY

                            MEMORANDUM OF ASSOCIATION

                                       OF

                    HERTAL AQUISITIONS PUBLIC LIMITED COMPANY




1.  The name of the Company is HERTAL AQUISITIONS PUBLIC LIMITED COMPANY

2.  The objects of the Company are the following:

     2.1 To acquire and hold controlling and other interests in the share or loan capital of any company or companies and to carry on the business of a holding company and/or to carry on the business of an investment company in Ireland and elsewhere and for such purpose to acquire and hold, either in the name of the Company or in the name of any nominee or agent, any shares, stocks, bonds, debentures or debenture stock (whether perpetual or not), loan stock, notes, obligations and other securities or assets of any kind, whether corporeal or incorporeal, issued or guaranteed by any Company wherever incorporated or carrying on business and similarly to acquire and hold as aforesaid any shares, stocks, bonds debentures, debenture stock, loan stock, notes obligations and securities issued or guaranteed by any government, state, ruler, commissioners, public body or authority (and whether sovereign, dependent, national, regional, local or municipal), and to acquire any shares, stocks, bonds, debentures, debenture stock, loan stock, notes, obligations and other securities or other assets by original subscription, contract, tender, purchase, exchange, underwriting, participation in syndicates or otherwise and whether or not fully paid up, and to subscribe for the same subject to such terms and conditions (if any) as may be thought fit and to exercise and enforce all rights and powers conferred by virtue of the holding by the Company of some special proportion of the issue or nominal amount thereof.

     2.2 to exercise and enforce all rights and powers conferred by or incidental to the ownership or holding of any of the foregoing property or assets or equity, debt or other securities or of any legal or equitable interest therein including, without limitation, the enforcement of any security interest in relation thereto.



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3.   In furtherance of the foregoing objects, the Company shall have power to do all or any of the following things:-

     3.1 to borrow, raise or secure the payment of money in such manner as the Company shall think fit and to mortgage, charge, pledge and secure in any manner whatsoever the undertaking of the Company and any assets or rights, whether present or future, of the Company in relation thereto and, without prejudice to the generality of the foregoing, to issue and sell securities, instruments and obligations of whatsoever nature and howsoever described whether or not collateralized or otherwise secured or backed by, or otherwise representing an interest in, any assets or rights whether present or future, of the Company;

     3.2 to employ derivative instruments and techniques of all kinds for the efficient management of the Company's assets and to engage in currency exchange and interest rate transactions and any other financial or other transactions of whatever nature, including (without limiting the foregoing) any transaction for the purposes of, or capable of being for the purpose of, avoiding, reducing, minimising, hedging against or otherwise managing the risk of any loss, cost, expense or liability existing, or which may arise, directly or indirectly, from a change or changes in any interest rate or currency exchange rate or in the price or value of any property, asset, commodity, index or liability or from any other risk or factor, including but not limited to dealings, whether involving purchases, sales or otherwise, in foreign and Irish currency, spot and forward exchange rate contracts, forward rate agreements, caps, floors and collars, futures, options, swaps, and any other currency interest rate and other hedging arrangements and such other instruments as are similar to, or derivatives of, any of the foregoing (whether or not the Company derives any benefit therefrom);

     3.3 to pay and discharge, and to give guarantees, indemnities, counter indemnities and all manner of assurances against loss in respect of, any or all of the debts, obligations and liabilities of any person, wherever resident, formed or incorporated and whether or not in any manner connected with or related to the Company, in favour of any person, firm or corporation (and in the case of any such guarantee, indemnity, counter indemnity or assurance whether by personal covenant or by mortgaging, charging, pledging or otherwise securing all or any part of the undertaking, property, assets and revenues present and future of the Company or by any combination of such methods), in each case whether with or without consideration or benefit to the Company and notwithstanding that the Company may derive no benefit from the same at any time, and whether or not the same is in the interests of the Company;

     3.4 to form, constitute or promote, or to participate in the formation, constitution or promotion of companies, partnerships, trusts, syndicates, associations and undertakings of whatsoever nature howsoever described;

     3.5 to hold in trust as trustees or as nominees and to deal with, manage and turn to account, any real or personal property of whatsoever nature howsoever described;

     3.6 to pay for any property, assets or rights acquired by the Company, and to discharge or satisfy any debt, obligation or liability of the Company, either in cash or in kind or in shares with or without preferred or deferred rights in respect of dividend or repayment of



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          capital or otherwise, or by any other securities which the Company has power to issue, or partly in one way and partly in another, and generally on such terms as may be considered expedient;

     3.7 to accept payment for any property, assets or rights disposed of or dealt with or for any services rendered by the Company, or in discharge or satisfaction of any debt, obligation or liability to the Company, either in cash or in kind or in shares, with or without deferred or preferred rights in respect of dividend or repayment of capital or otherwise, or in any other securities, or partly in one way and partly in another, and generally on such terms as may be considered expedient;

     3.8 to advance, deposit or lend money, securities, instruments and any other real or personal property to or with such persons and on such terms as may seem expedient;

     3.9 to apply for, promote and obtain any legislation, regulation or licence of any competent authority for enabling the Company to carry any of its objects into effect, or for effecting any modification of the Company's constitution, or for any other purpose which may seem expedient, and to oppose any proceedings or applications which may seem calculated, directly or indirectly, to prejudice the Company's interests;

     3.10 to remunerate by cash payment or otherwise any directors, officers, employees and agents of the Company and any person, firm or association for services rendered or to be rendered to the Company whether in the conduct or management of its business, or in placing or selling or assisting to place or sell or underwriting the placing or sale of any securities, instruments or obligations of or issued by the Company or in or about the formation or promotion of the Company or otherwise howsoever arising;

     3.11 to distribute in specie or otherwise as may be resolved, any assets of the Company among its members;

     3.12 to vest any real or personal property of whatsoever nature howsoever described and any rights or interest acquired by or belonging to the Company in any person, firm or association or company on behalf of or for the benefit of the Company, and with or without any declared trust in favour of the Company;

     3.13 to invest and deal with the monies of the Company not immediately required for the purpose of its business in such manner as from time to time may be determined and to realise, vary or dispose of any such investments;

     3.14 to open, maintain, operate and close one or more accounts with banks and financial institutions and to deposit money, securities and any other property of whatsoever nature to or with such person, company, partnership or trust on such terms as may seem expedient;

     3.15 to pay all costs, charges and expenses incurred or sustained in or about the promotion and establishment of the Company or which the Company shall consider to be preliminary thereto;

     3.16 to enter into any arrangement with any government or local or other authority that may seem conducive to the Company's objects or any of them and to obtain from any such government or authority any rights, privileges and concessions which the Company may think it desirable to obtain and carry out and to exercise and comply with the same;

     3.17 to procure the Company to be registered or recognised in any other country or place and to do all or any of the matters hereby authorised in any of these countries or places, either alone or in conjunction with or as trustee or agent for any other company or person or by or through any factors, trustees or agents; and

     3.18 to do all such other things that the Company may consider incidental or conducive to the attainment of the above objects or as are usually carried on in connection therewith.

4. The objects and powers set out in this Memorandum of Association shall not be restrictively construed but shall be interpreted widely so that;

     4.1 in the case of any of the objects specified in paragraph 2, no object shall be limited or restricted by reference to or reference from any other object (except where the context requires) and no object shall be considered subsidiary or ancillary to any other object; and

     4.2 in the case of any of the powers granted in paragraph 3, no power shall be limited or restricted by reference to or reference from any other power (except where the context requires) and no power shall be considered subsidiary or ancillary to any other power.

5. For the purposes of this Memorandum of Association:

     5.1  "company" means any company or body corporate;

     5.2 "person" means any individual, enterprise, partnership, joint venture, association, company, trust, unincorporated organisation, government or any agency or political subdivision or instrumentality thereof and any supranational or public international body or any of its agencies or instrumentalities or any public body or authority, supreme, dependent, municipal, local or otherwise in any part of the world; and

     5.3 "securities" includes, without limitation, debt obligations, debt securities, debt instruments, debentures, debenture stock, bonds, notes, loan stock, loan notes, loans, promissory notes, commercial paper, shares, equity securities, convertible debt, convertible equity securities, quasi-equity securities, quasi-debt securities, warrants, commodities, any certificates representing any commodities, securities in respect of which the return and/or redemption amount is calculated by reference to any index, price or rate, options contracts, futures contracts, contracts for differences, swaps, forward rate agreements, policies of assurance, bills of exchange and other negotiable or transferable instruments, currencies, money market instruments and financial instruments and securities of whatsoever nature howsoever described whether transferable or negotiable or not and whether perpetual or not and whether issued or guaranteed by or constituting obligations of the Company or any other person, company, partnership or trust of whatsoever nature wherever formed or registered or carrying on business or any sovereign government or any of its political sub-divisions, agencies or instrumentalities, or any supranational or public international body or any of its agencies or





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          instrumentalities or any public body or authority supreme,  dependant, municipal, local or otherwise in any part of the world.

6.   The liability of the members is limited.

7.   The Company is a public limited company.

8. The share capital of the Company is US$1,000,000,000 divided into 100,000,000,000 shares of US$0.01 each which may be divided into several classes, and there may be attached thereto respectively any preferential, deferred or other special rights, privileges, conditions or restrictions as to dividend, capital, voting or otherwise.

We, the several persons whose names, addresses and descriptions are subscribed, wish to be formed into a company in pursuance of this Memorandum of Association, and we agree to take the number of Shares in the capital of the Company set opposite our respective names.



--------------------------------------------------------------------------------
Names, Addresses and Description                               Number of Shares
of subscribers                                                 taken by each
                                                               Subscriber
                                                               (written in full)
--------------------------------------------------------------------------------









--------------------------------------------------------------------------------
Total No. of Shares taken:                                    Seven Shares

--------------------------------------------------------------------------------






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Dated the              day of             2002


Witness to the above Signatures:





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                           COMPANIES ACTS 1963 to 2001

                             PUBLIC LIMITED COMPANY

                             ARTICLES OF ASSOCIATION

                                       OF

                   HERTAL ACQUISITIONS PUBLIC LIMITED COMPANY

                                   PRELIMINARY

1. The regulations contained in these Articles shall be the Articles of Association of HERTAL ACQUISITIONS PUBLIC LIMITED COMPANY (the "Company") to the exclusion of Table A in its entirety.

                                 INTERPRETATION


2.1  In these Articles :-

     "the Act"            means the  Companies  Act,  1963 and  every  statutory
                          extension, modification or re-enactment thereof from time to time in force.

     "the Acts"           means  the  Companies  Acts,  1963 to 2001  and  every
                          statutory  extension,   modification  or  re-enactment
                          thereof from time to time in force.

     "the Auditors"      the Auditors for the time being of the Company.

     "the Board"         means the Board of  Directors of the Company from time
                         to time appointed in accordance with these Articles.

     "the Chairman"      means any person so appointed under Article 70.

     "the Directors"     means the  Directors for the time being of the Company
                         appointed in accordance with these Articles.

     "the Office"        means the Registered  Office for the time being of the
                         Company.

     "Person"            means   any   natural    person,    body    corporate,
                         unincorporated association or partnership howsoever constituted.

     "the Register"      means the Register of Members to be kept as required by
                         Section 116 of the Act.

     "Secretary"         means any person appointed to perform the duties of the
                         Secretary of the Company.

     "the Seal"          means the Common Seal of the Company.

     "the State"         means the Republic of Ireland.

     "(euro)" or "Euros" means  the  single  currency  of  participating  member states of the European Union.

2.2 Expressions referring to writing shall, unless the contrary intention appears, be construed as including references to printing, lithography, photography and any other modes of representing or reproducing words in a visible form.

2.3 Unless the contrary intention appears, words or expressions contained in these regulations shall bear the same meaning as in the Acts or in any statutory modification thereof in force at the date at which these regulations become binding on the Company.

2.4 Reference to Articles are to Articles of these Articles. The headings included in these Articles are inserted for convenience of reference only and shall not be considered a part of or affect the construction or interpretation of these Articles.


                      SHARE CAPITAL AND VARIATION OF RIGHTS

3.1 The share capital of the Company is US$1,000,000,000 divided into 99,992,380,600 Ordinary Shares of US$0.01 each, 3,809,400 A Ordinary Shares of US$0.01 each and 3,810,000 Deferred Redeemable Ordinary Shares of US$0.01 each.

3.2  A Ordinary Shares

     The A Ordinary Shares shall rank pari passu with the Ordinary Shares in all respects.

3.3  Deferred Redeemable Ordinary Shares

     (a) The holders of Deferred Redeemable Ordinary Shares of US$0.01 each shall not be entitled to receive notice of general meetings of the Company or vote thereat.

     (b) The holders of Deferred Redeemable Ordinary Shares of US$0.01 each shall not be entitled to receive dividends or to participate in any distribution of profits of the Company.

     (c) The Deferred Redeemable Ordinary Shares of US$0.01 each may not be redeemed at a price per share in excess of the US$ equivalent of(euro)0.01 at the time of a redemption.

4.1 Without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, any share in the Company may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may from time to time by ordinary resolution determine.

4.2 The rights attached to any class of shares in the capital of the Company may (unless otherwise provided by the terms of the issue of the shares of that class and by these Articles), whether or not the Company is being wound up, be varied or abrogated with the consent in writing of the holders of three-fourths of the issued shares of that class, or with the sanction of a special resolution passed at a separate general meeting of the holders of the shares of that class.

4.3 All of the provisions of these Articles relating to general meetings of the Company, and to proceedings thereat, shall mutandis mutatis apply to every class meeting held pursuant to Article 4.2 hereof but so that the necessary quorum shall be two persons at least holding or representing by proxy one-third in nominal amount of the issued shares of the class (but so that if at any adjourned meeting of such holders a quorum as above defined is not present any member or members who are present in person or by proxy shall be a quorum). Any holder of the shares of the class present in person or by proxy may demand a poll, and each such person shall upon such poll have one vote in respect of every share of the class held by him respectively.

5. The Company shall have the power to purchase any of its shares of any class subject and pursuant to the provisions of Section 211 of the Companies Act 1990.

6.1  Subject to the provisions of the Companies Act 1990, the Company may:-

     (a) cancel shares which, at the date of passing of the resolution in that behalf, have not been taken or agreed to be taken by any person, and diminish the amount of the shares so cancelled.

     (b) issue shares which are to be redeemed, or a liable to be redeemed at the option of the Company, or the holder, on such terms and in such manner as shall be provided by the articles of association of the Company;

     (c)  purchase any of its own shares;

     (d)  convert any of its shares into redeemable shares;

     (e) hold redeemed shares and shares purchased as treasury shares or cancel the same;

     Provided always however:

     (i) no shares shall be redeemed or purchased unless the shares are fully paid;

     (ii) no such redeemable shares shall be issued or redeemed or purchased, or shares converted into redeemable shares if as a result of the foregoing the nominal value of the issued capital which is not redeemable would be less than one tenth of the nominal value of the total issued share capital of the Company;

     (iii)all redemptions by the Company, or purchases of its own shares shall be out of profits which would otherwise have been available for dividend and in the case of shares redeemed or purchased which are to be cancelled, such redemption or purchase may be out of the proceeds of a fresh issue of share.

6.2 The issue, redemption, conversion, purchase, cancellation and/or holding of shares as treasury shares by the Company pursuant to Article 6.1 is subject to the following conditions:

     (a) no shares shall be redeemed or purchased unless the shares are fully paid;

     (b) no redeemable shares shall be issued or redeemed, nor shall shares be converted into redeemable shares, nor shall the Companys own shares be purchased if, as a result of the foregoing, the nominal value of the issued capital which is not redeemable would be less than one-tenth of the nominal value of the total issued share capital of the Company;

     (c) all redemptions by the Company or purchases of its own shares shall be out of profits which would otherwise have been available for dividend and in the case of shares redeemed or purchased which are to be cancelled, such redemption or purchase may be out of the proceeds of a fresh issue of shares.

7. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

8. Subject to the provisions of these Articles relating to new shares, the shares shall be at the disposal of the Directors, and they may (subject to the provisions of the Acts) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its shareholders, but so that no share shall be issued at a discount.

9.1 The Directors are generally and unconditionally authorised to exercise all powers of the Company to allot relevant securities (within the meaning of Section 20 of the Companies (Amendment) Act 1983) up to an aggregate nominal amount of the unissued authorised share capital and provided that this authority shall expire five years from the date of incorporation of the Company save that the Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry and Directors may allot relevant securities in pursuance of such offer or agreement as if the authority conferred hereby had not expired.

9.2 Section 23 (1), (7) and (8) of the Companies (Amendment) Act 1983 is hereby excluded in its application to all allotments by the Company of equity securities as defined for the purposes of that section.

10.  The Company may  exercise  the powers of paying  commissions  conferred  by
     Section 59 of the Act, provided that the rate per cent and the amount of the commission paid or agreed to be paid shall be disclosed in the manner required by that Section, and the rate of the commission shall not exceed the rate of 10 per cent of the price at which the shares in respect whereof the same is paid are issued or an amount equal to 10 per cent of such price (as the case may be). Such commission may be satisfied by the payment of cash or the allotment of fully or partly paid shares or partly in one way and partly in the other. The Company may also, on any issue of shares, pay such brokerage as may be lawful.

11. Except as required by law, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by these Articles or by law otherwise provided) any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder. This shall not preclude the Company from requiring the members or a transferee of shares to furnish the Company with information as to the beneficial ownership of any share when such information is reasonably required by the Company.

12.1 Every person whose name is entered as a member in the Register shall be entitled without payment to receive within 2 months after allotment or lodgment of a transfer (or within such other period as the conditions of issue shall provide) one certificate for all his shares or several certificates each for one or more of his shares upon payment of 25p for every certificate after the first or such lessor sum as the Directors shall from time to time determine, so, however, that in respect of a share or shares held jointly by several persons the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint holders shall be sufficient delivery to all such holders. Every certificate shall be under the Seal or under the official seal kept by the Company by virtue of section 3 of the Companies (Amendment) Act, 1977 and shall specify the shares to which it relates and the amount paid up thereon.

12.2 Where some only of the shares comprised in a share certificate are transferred the old certificate shall be cancelled and a new certificate for the balance of such shares shall be issued in lieu without charge.

12.3 Any two or more certificates representing shares of any one class held by any member may at his request be cancelled and a single new certificate for such shares issued in lieu without charge. If any member shall surrender for cancellation a share certificate representing shares held by him and request the Company to issue in lieu two or more share certificates representing such shares in such proportions as he may specify, the Directors may, if they think fit, comply with such request.

13. If a share certificate be defaced, lost or destroyed, it may be renewed on payment of 25p or such lesser sum and on such terms (if any) as to evidence and indemnity and the payment of out-of-pocket expenses of the Company of investigating evidence as the Directors think fit.

14. The Company shall not give, whether directly or indirectly, and whether by means of a loan, guarantee, the provision of security or otherwise any financial assistance for the purpose of or in connection with a purchase or subscription made or to be made by any person of or for any shares in the Company or in its holding Company, but this Article shall not prohibit any transaction permitted by Section 60 of the Act.

15. Subject to the provisions of Section 64 of the Act any preference shares may with the sanction of a special resolution be issued upon the terms that they are or at the option of the Company are liable to be redeemed.


                                      LIEN

16. The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys (whether immediately payable or not) called or payable at a fixed time in respect of that share, but the Directors may at any time declare any share to be wholly or in part exempt from the provisions of this Article. The Company's lien on a share shall extend to all dividends payable thereon.

17. The Company may sell, in such manner as the Directors think fit, any shares on which the Company has a lien, but no sale shall be made unless a sum in respect of which the lien exists is immediately payable, nor until the expiration of 14 (fourteen) days after a notice in writing, stating and demanding payment of such part of the amount in respect of which the lien exists as is immediately payable, has been given to the registered holder for the time being of the share, or the person entitled thereto by reason of his death or bankruptcy.

18. To give effect to any such sale, the Directors may authorise some person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

19. The net proceeds of the sale shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is immediately payable, and the residue, if any, shall (subject to a like lien for sums not immediately payable as existed upon the shares before the sale) be paid to the person entitled to the shares at the date of the sale.


                              FORFEITURE OF SHARES

20. If a member fails to pay any call or instalment of a call on the day appointed for payment thereof, the directors may, at any time thereafter during such time as any part of the call or instalment remains unpaid, serve a notice on him requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.

21. The notice shall name a further day (not earlier than the expiration of 14 days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the shares in respect of which the call was made will be liable to be forfeited.

22. If the requirements of any such notice as aforesaid are not complied with, any share in respect of which the notice has been given may at any time thereafter, before the payment required by the notice has been made, be forfeited by a resolution of the Directors to that effect. A forfeiture of shares shall include all dividends declared in respect of the forfeited shares and not actually paid before the forfeiture.

23. A forfeited share may be sold, re-issued or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

24. A person whose shares have been forfeited shall cease to be a member in respect of the forfeited shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which, at the date of forfeiture, were payable by him to the Company in respect of the shares in the same manner and in all respects as if the shares had not been forfeited, but his liability shall cease if and when the Company shall have received payment in full of all such monies in respect of the shares.

25. A statutory declaration that the declarant is a Director or the Secretary of the Company, and that a share in the Company has been duly forfeited on a date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share. The Company may receive the consideration, if any, given for the share on any sale or disposition thereof and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of and he shall thereupon be registered as the holder of the share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

26. The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.


                               TRANSFER OF SHARES

27.1 The instrument of transfer of any share shall be in writing in any usual form or in any other form which the Directors may approve. Any instruments of transfer shall be executed by or on behalf of the transferor and by the transferee.

27.2 The Directors may, in their absolute discretion and without assigning any reason therefor, decline to register the transfer of any share, whether or not it is a fully paid share.

27.3 If the directors refuse to register a transfer they shall, within two months after the date on which the transfer was lodged with the Company, send to the transferee notice of the refusal.

27.4 The registration of transfers of shares or transfers of any class of shares may be suspended at such times and for such periods (not exceeding thirty days in each year) as the Directors may determine.

27.5 No fee shall be charged for the registration of any instrument of transfer or other document relating to or affecting the title to own the shares.

27.6 The Company shall be entitled to retain any instrument of transfer which is registered, but any instrument of transfer which the Directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.


                         CONVERSION OF SHARES INTO STOCK

28. The Company may by ordinary resolution convert any paid up shares into stock, and reconvert any stock into paid up shares of any denomination.

29. The holders of stock may transfer the same, or any part thereof, in the same manner and subject to the same regulations as and subject to which the shares from which the stock arose prior to conversion have been transferred, or as near thereto as circumstances admit; and the Directors may from time to time fix the minimum amount of stock transferable but so that such minimum shall not exceed the nominal amount of each share from which the stock arose.

30. The holders of stock shall, according to the amount of stock held by them, have the same rights, privileges and advantages in relation to dividends, voting at meetings of the Company and other matters as if they held the shares from which the stock arose, but no such right, privilege or advantage (except participation in the dividends and profits of the Company and in the assets on winding up) shall be conferred by an amount of stock which would not, if existing in shares, have conferred that right, privilege or advantage.

31. Such of the Articles of the Company as are applicable to paid up shares shall apply to stock, and the words "share" and "shareholder" therein shall include "stock" and "stockholder".


                              ALTERATION OF CAPITAL

32. The Company may from time to time by ordinary resolution increase the share capital by such sum, to be divided into shares of such amount, as the resolution shall prescribe.

33.  The Company may by ordinary resolution :-

     (a) consolidate and divide all or any of its share capital into shares of larger amount than its existing shares ;

     (b) sub-divide its existing shares, or any of them, into shares of smaller amount than is fixed by the memorandum of association subject, nevertheless, to Section 68(1)(d) of the Act; and

     (c) cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person.

34. The Company may by special resolution reduce its share capital, any capital redemption reserve fund or any share premium account in any manner and with and subject to any incident authorised, and consent required, by law.


                                GENERAL MEETINGS

35. All annual general meetings and general meetings of the Company shall be held in the State.

36. A general meeting other than a meeting for the passing of a special resolution shall, notwithstanding that it is called by shorter notice than that hereinafter specified, be deemed to have been duly called if it is so agreed by the Auditors and by all the members entitled to attend and vote thereat.

37. A resolution may be proposed and passed as a special resolution at a meeting of which not less than twenty-one days notice has been given, if it is so agreed by a majority in number of the members having the right to attend and vote at any such meeting, being a majority together holding not less than 90% in nominal value of the shares giving that right.

38.1 Subject to Article 43 hereof the Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it; and not more than 15 months shall elapse between the date of one annual general meeting of the Company and that of the next.

38.2 So long as the Company holds its first annual general meeting within 18 months of its incorporation, it need not hold it in the year of its incorporation or in the year following. Subject to Article 35, the annual general meeting shall be held at such time and place as the Directors shall appoint.

39. All general meetings other than annual general meetings shall be called extraordinary general meetings.

40. The Directors may, whenever they think fit, convene an extraordinary general meeting, and extraordinary general meetings shall also be convened on such requisition, or in default, may be convened by such requisitions, as provided by Section 132 of the Act. If at any time there are not sufficient Directors capable of acting to form a quorum, any Director or any two members of the Company may convene an extraordinary general meeting in the same manner as nearly as possible as that in which meetings may be convened by the Directors.


                           NOTICE OF GENERAL MEETINGS

41. Subject to Sections 133 and 141 of the Act, an annual general meeting and a meeting called for the passing of a special resolution shall be called by 21 days' notice in writing at the least and a meeting of the Company (other than an annual general meeting or a meeting for the passing of a special resolution) shall be called by 14 days' notice in writing at the least. The notice shall be exclusive of the day on which it is served or deemed to be served and of the day for which it is given and shall specify the day, the place and the hour of the meeting and, in the case of special business, the general nature of that business and shall be given in the manner authorised by these Articles to such persons as are under the Articles of the Company entitled to receive such notices from the Company.

42. The accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings at the meeting.


                        PROCEEDINGS AT GENERAL MEETINGS

43. All business shall be deemed special that is transacted at an extraordinary general meeting, and also all that is transacted at an annual general meeting, with the exception of declaring a dividend, the consideration of the accounts, balance sheets and the reports of the Directors and auditors, the election of Directors in the place of those retiring, the re-appointment of the retiring auditors and the fixing of the remuneration of the auditors.

44. No business shall be transacted at any general meeting unless a quorum of members is present at the time when the meeting proceeds to business; save as herein otherwise provided a quorum shall consist of not less than two members present in person or by proxy.

45. If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved; in any other case it shall stand adjourned to the same day in the next week, at the same time and place or to such other day and at such other time and place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the members present shall be a quorum.

46. The Chairman, if any, of the Board of Directors shall preside as Chairman at every general meeting of the Company, or if there is no such Chairman, or if he is not present within 30 minutes after the time appointed for the holding of the meeting or is unwilling to act, the Directors present shall elect one of their number to be Chairman of the meeting.

47. If at any meeting no Director is willing to act as Chairman or if no Director is present within 30 minutes after the time appointed for holding the meeting, the members present shall choose one of their number to be Chairman of the meeting.

48. The Chairman may, with the consent of any meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

49. A Director shall, notwithstanding that he is not a member, be entitled to attend and speak at any general meeting and at any separate meeting of the holders of any class of shares in the Company. The Auditors shall be entitled to attend any general meeting and to be heard on any part of the business of the meeting which concerns them as Auditors.

50. At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless a poll is (before or on the declaration of the result of the show of hands) demanded :-

     (a)  by the Chairman; or

     (b)  by at least three members present in person or by proxy; or

     (c)  by  any  member  or  members   present  in  person  or  by  proxy  and
          representing not less than one-tenth of the total voting rights of all the members having the right to vote at the meeting; or

     (d) by a member or members holding shares in the Company conferring the right to vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right.

     Unless a poll is so demanded, a declaration by the Chairman that a resolution has, on a show of hands, been carried or carried unanimously, or by a particular majority, or not carried by a particular majority, or lost, and an entry to that effect in the book containing the minutes of the proceedings of the Company shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution. The demand for a poll may be withdrawn.

51. Except as provided in Article 53, if a poll is duly demanded it shall be taken in such manner as the Chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

52. Where there is an equality of votes, whether on a show of hands or on a poll, the Chairman of the meeting at which the show of hands takes place or at which the poll is demanded, shall be entitled to a second or casting vote.

53. A poll demanded on the election of a Chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the Chairman of the meeting directs, and any business other than that on which a poll is demanded may be proceeded with pending the taking of the poll.

54. A resolution in writing signed by all the members for the time being entitled to attend and vote on such resolution at a General Meeting (or being bodies corporate by their duly appointed representatives) shall be as valid and effective for all purposes as if it had been passed at a General meeting of the Company duly convened and held, and if described as a special resolution shall be deemed to be a special resolution within the meaning of the Act and may consist of several documents in like form each signed by one or more of the members.


                                VOTES OF MEMBERS

55.

     Subject to any rights or restrictions for the time being attached to any class or classes of shares, on a show of hands every member present in person and every proxy shall have one vote, so, however, that no individual shall have more than one vote, and on a poll every member shall have one vote for each share of which he is the holder.

56. Where there are joint holders, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders; and for this purpose, seniority shall be determined by the order in which the names stand in the Register.

57. A member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by his committee, receiver, guardian or other person appointed by that court, and any such committee, receiver, guardian or other person may vote by proxy on a show of hands or on a poll.

58. No member shall be entitled to vote at any general meeting unless all calls or other sums immediately payable by him in respect of shares in the Company have been paid.

59. No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered, and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the meeting, whose decision shall be final and conclusive.

60.  Votes may be given either personally or by proxy.

61. The instrument appointing a proxy shall be in writing under the hand of the appointer or of his attorney duly authorised in writing, or, if the appointer is a body corporate, either under seal or under the hand of an officer or attorney duly authorised. A proxy need not be a member of the Company.

62. The instrument appointing a proxy and the power of attorney or other authority, if any, under which it is signed, or a notarially certified copy of that power or authority shall be deposited at the office or at such other place within the State as is specified for that purpose in the notice convening the meeting, not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote, or, in the case of a poll, not less than 48 hours before the time appointed for the taking of the poll, and, in default, the instrument of proxy shall not be treated as valid.

63. An instrument appointing a proxy shall be in the following form or a form as near thereto as circumstances permit :-

     "I/We ............of.....................in the County of.................,
     being a member/members  of the above-named  Company hereby  appoint........
     of.............................................................. or failing
     him.................of................ as my/our proxy to vote for me/us on my/our behalf at the (annual or extraordinary,  as the case may be) general
     meeting   of   the    Company   to   be   held   on    the..............day
     of................20 , and at any adjournment thereof.

     Signed this.....day of............, 20     .

     This form is to be used *in favour of/against the resolution. Unless otherwise instructed the proxy will vote as he thinks fit.

     * Strike out whichever is not desired."

64. The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

65. A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed or the transfer of the share in respect of which the proxy is given, if no intimation in writing of such death, insanity, revocation or transfer as aforesaid is received by the Company at the office before the commencement of the meeting or adjourned meeting at which the proxy is used.

66. Subject to Section 141 of the Act, a resolution in writing signed by all the members for the time being entitled to attend and vote on such resolution at a general meeting (or being bodies corporate by their duly authorised representatives) shall be as valid and effective for all purposes as if the resolution had been passed at a general meeting of the Company duly convened and held, and if described as a special resolution shall be deemed to be a special resolution within the meaning of the Act. Any such resolution may consist of several documents in a like form each signed by one or more of the members (or their duly authorised representatives). In the case of a corporation a Director or an officer thereof shall be deemed to be a duly authorised representative for this purpose.


             BODIES CORPORATE ACTING BY REPRESENTATIVES AT MEETINGS

67. Any body corporate which is a member of the Company may, by resolution of its Directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of members of the Company, and the person so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise if it were an individual member of the Company.


                                    DIRECTORS

68. The number of the Directors shall be not less than two and not greater than ten and the majority of Directors shall be residents of the State.

69. The directors shall have power at any time and from time to time to appoint any person to be a director, either, to fill a casual vacancy or as an addition to the existing directors, but so that the total number of directors shall not at any time exceed the number fixed in accordance with these regulations.

70. The Directors for the time being of the Company may elect a Chairman of their meetings and determine the period for which he is to hold office, but if no such Chairman is elected, or, if at any meeting the Chairman is not present within 5 minutes after the time appointed for holding the same, the Directors present may choose one of their number to be Chairman of the meeting.

71. The remuneration of the Directors and of the Chairman of the Board shall from time to time be determined by the Company in general meeting. Such remuneration shall be deemed to accrue from day to day. Provided however that any director who shall hold office for part only of the period in respect of which such remuneration is payable shall be entitled only to rank in such division for a proportion of the remuneration related to the period during which he has held office. The Directors may also be paid all travelling, hotel and other expenses properly incurred by them in attending and returning from meetings of the Directors or any committee of the Directors or general meetings of the Company or in connection with the business of the Company.

72. The shareholding qualification for Directors may be fixed by the Company in general meeting and unless and until so fixed, no qualification shall be required. Nevertheless the Directors shall be entitled to attend and speak at any general meeting and at any separate general meeting of the holders of any class of shares in the capital of the Company.

73. A Director of the Company may be or become a director or other officer of, or otherwise interested in, any company promoted by the Company or in which the Company may be interested as a shareholder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a Director or officer of, or from his interest in, such other Company unless the Company otherwise directs.

74. Any Director may by writing under his hand appoint any person (including another Director) to be his alternate.

     An alternate Director shall be entitled to receive notices of all meetings of the Directors and of all meetings of committees of Directors of which his appointer is a member, to attend and vote at any such meeting at which the Director appointing him is not personally present and in the absence of his appointer to exercise all the powers, rights, duties and authorities of his appointer as a Director (other than the right to appoint an alternate hereunder).

     Save as otherwise provided in these Articles, an alternate Director shall be deemed for all purposes, (including authenticating the affixing of the seal) to be a Director. The remuneration of any such alternate Director shall be payable out of the remuneration paid to the Director appointing him and shall consist of such portion of the last mentioned remuneration as shall be agreed between the alternate and the Director appointing him.

     A Director may at any time revoke the appointment of any alternate appointed by him. If a Director shall die or cease to hold the office of Director the appointment of his alternate shall thereupon cease and determine.

     An alternate Director shall not be counted in reckoning the maximum number of the Directors allowed by the Articles of Association for the time being. Any person acting as alternate shall have a vote at meetings of Directors for each Director for whom he acts as alternate but he shall count as only one for the purpose of determining whether a quorum be present.

     Any appointment or revocation by a Director under this Article shall be effected by notice in writing given under his hand to the secretary or deposited at the Office or in any other manner approved by the Directors.


                                BORROWING POWERS

75. The Directors may exercise all the powers of the Company to borrow money, and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and subject to Section 20 of the Companies (Amendment) Act, 1983 to issue debentures, debenture stock and other securities, whether outright or as security for any debt, liability or obligation of the Company or of any third party.


                         POWERS AND DUTIES OF DIRECTORS

76. The business of the Company shall be managed by the Board, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the Acts or by these Articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any of these Articles, to the provisions of the Acts and to such directions, not being inconsistent with the aforesaid Articles or provisions, as may be given by the Company in general meeting; but no direction given by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that direction had not been given.

77. The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

78. The Company may exercise the powers conferred by Section 41 of the Act with regard to having an official seal for use abroad, and such powers shall be vested in the Directors.

79. A Director may vote in respect of any contract, appointment or arrangement in which he is interested, and he shall be counted in the quorum present at the meeting, provided always that a Director who is in any way, whether directly or indirectly interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors in accordance with the Acts.

80. Subject to the provisions of the Acts, a Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine, and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or any contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established.

81. The Directors may exercise the voting powers conferred by the shares of any other company held or owned by the Company in such manner in all respects as they think fit and in particular they may exercise the voting powers in favour of any resolution appointing the Directors or any of them as Directors or officers of such other Company or providing for the payment of remuneration or pensions to the Directors or officers of such other Company. Any Director of the Company may vote in favour of the exercise of such voting rights, notwithstanding that he may be or may be about to become a Director or officer of such other Company, and as such or in any other manner is or may be interested in the exercise of such voting rights in manner aforesaid.

82. Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director; but nothing herein contained shall authorise a Director or his firm to act as Auditor to the Company.

83. All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.

84. The Directors shall cause minutes to be made in books provided for the purpose :-

     (a)  of all appointments of officers made by the Directors;

     (b) of the names of the Directors present at each meeting of the Directors and of any committee of the Directors;

     (c) of all resolutions and proceedings at all meetings of the Company and of the Directors and of committees of Directors.

85. The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants, and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.



                          DISQUALIFICATION OF DIRECTORS

86.  The office of Director shall be vacated automatically if the Director:-

     (a) ceases to be a Director or is prohibited or disqualified from being a Director by an order made under any provision of the Articles or the Acts;

     (b)  is  adjudged   bankrupt  in  the  State  or  elsewhere  or  makes  any
          arrangement or composition with his creditors generally;

     (c)  becomes of unsound mind;

     (d)  resigns his office by notice in writing to the Company;

     (e) is convicted of an indictable offence (other than under the Road Traffic Acts) unless the Directors otherwise determine;

     (f) is for more than six months absent without permission of the Directors from meetings of the Directors held during that period, and his alternate Director (if any) shall not during such period have attended in his stead;

     (g) is removed from office by a resolution duly passed pursuant to Section 182 of the Act or under the provisions of Article 86 hereof.


                       REMOVAL OF DIRECTORS BY THE COMPANY

87. The Company may, by ordinary resolution remove any Director notwithstanding anything in these regulations or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Directors may have for damages for breach of any contract of service between him and the Company. The Company may by ordinary resolution appoint another person in place of any Director so removed from office.


                            PROCEEDINGS OF DIRECTORS

88. The Directors may meet together for the despatch of business, adjourn and otherwise regulate their meetings as they think fit provided that:-

     (a) Meetings of the Directors shall be held in the State and the Directors shall manage and control the Company in and from the State.

     (b) Save with the consent of all of the Directors unable to attend a meeting of the Board no business shall be transacted at any meeting of the Board unless a quorum is present at the time when the meeting proceeds to business. A quorum of directors necessary for the transaction of the business of the Board shall be two present in person or by properly appointed alternate, provided always that for the purposes of constituting a quorum, the majority of the Directors present at any meeting must be resident in the State or where only two Directors are present both must be resident in the State and provided however that if after the expiration of thirty minutes after the time fixed for the Board meeting the requisite quorum is not present the meeting shall be adjourned to the same day of the next week at the same time and place or to such later day and at such other time and place as the members of the Board then present may determine and if at such adjourned meeting the requisite quorum is not present within one hour of the time appointed for the meeting any two or more directors of the Company then present in person shall constitute a quorum provided always that each director of the Company shall be given not less than three days clear notice in writing of the adjourned meeting and provided further that no business shall be transacted at any adjourned meeting of the Board other than that specified in the agenda notified to the directors in respect of the Board meeting which was adjourned as aforesaid.

     (c) At a meeting of the Board each director shall have one vote and questions arising at Board meetings shall be decided by a majority of votes provided that where there is an equality of votes the Chairman shall have a second or casting vote.

     (d) As soon as practicable after each meeting of the Board after such Board meeting a copy of the draft minutes thereof shall be sent to each of the directors of the Company for approval.

89. A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors.

90. The continuing Directors may act notwithstanding any vacancy in their number but, if and so long as their number is reduced below the number fixed by or pursuant to the Articles of the Company as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of summoning a general meeting of the Company but for no other purpose.

91. If at any meeting the Chairman is not present within thirty minutes after the time appointed for holding the same, the Directors present may choose one of their number to be chairman of the meeting.

92. Any Director may participate in a Board meeting by means of a conference telephone or other telecommunication equipment by means of which all persons participating in the meeting can hear each other speak and such participation in a meeting shall constitute presence in person at the meeting and such meeting shall be deemed to have been convened in the place from which the conference telephone call or similar telecommunication is initiated provided always that the quorum must be constituted in Ireland in accordance with Article 88 hereof.

93. The Directors may delegate any of their powers to committees consisting of such member or members of the Board as they think fit; any committee so formed shall, in the exercise of the powers so delegated, conform to any regulations that may be imposed on it by the Directors.

94. A committee may elect a chairman of its meetings; if no such chairman is elected, or if at any meeting the chairman is not present within 5 minutes after the time appointed for holding the same, the members present may choose one of their number to be chairman of the meeting.

95. A committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the members present, and where there is an equality of votes, the chairman shall have a second or casting vote.

96. All acts done by any meeting of the Directors or of a committee of Directors or by any person acting as a Director shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

97. A resolution in writing signed by all the Directors for the time being entitled to receive notice of a meeting of the Directors shall be as valid as if it had been passed at a meeting of the Directors duly convened and held. Any such resolution may consist of several documents in a like form each signed by one or more Directors.


                                MANAGING DIRECTOR

98. The Directors may from time to time appoint one or more of themselves to the office of managing director for such period and on such terms as to remuneration and otherwise as they think fit, and, subject to the terms of any agreement entered into in any particular case, may revoke such appointment. Without prejudice to any claim he may have for damages for breach of any contract of service between him and the Company, the appointment of such a Director shall be automatically determined if he ceases from any cause to be a Director.

99. A managing director shall receive such remuneration whether by way of salary, commission or participation in the profits or partly in one way and partly in another, as the Directors may determine.

100. The Directors may entrust to and confer upon a managing director any of the powers exercisable by them upon such terms and conditions and with such restrictions as they may think fit, and either collaterally with or to the exclusion of their own powers, and may from time to time revoke, withdraw, alter or vary all or any of such powers.


                                    SECRETARY

101. Subject to Section 3 of the Companies (Amendment) Act, 1982 the Secretary shall be appointed by the Directors for such term, at such remuneration and upon such conditions as they may think fit; and any Secretary so appointed may be removed by them.

102. A provision of the Act or these Articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in place of, the Secretary.


                                    THE SEAL

103. The Seal shall be used only by the authority of the Directors or of a committee of Directors in that behalf, and every instrument to which the Seal shall be affixed shall be signed by a Director and shall be countersigned by the Secretary or by a second Director or by some other person appointed by the Directors for the purpose.

104. The Company shall have for its use in any territory, district or place not situate in the State, an Official Seal which shall be a facsimile of the Common Seal of the Company with the addition on its face of the name of every territory, district or place where it is to be used.


                              DIVIDENDS AND RESERVE

105. The Company in general meeting may declare dividends, but no dividend shall exceed the amount recommended by the Directors.

106. The Directors may from time to time pay to the members such interim dividends as appear to the Directors to be justified by the profits of the Company.

107. No dividend or interim dividend shall be paid otherwise than in accordance with the provisions of Part IV of the Companies (Amendment) Act 1983 which apply to the Company.

108. The Directors may, before recommending any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose to which the profits of the Company may be properly applied, and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments as the Directors may lawfully determine. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to divide.

109. Dividends may be declared and paid on one class of shares to the exclusion of any other class of shares and subject thereto all dividends shall be declared and paid according to the amounts paid or credited as paid on the shares in respect whereof the dividend is paid,.

110. The Directors may deduct from any dividend payable to any member all sums of money (if any) immediately payable by him to the Company on account of calls or otherwise in relation to the shares of the Company.

111. Any general meeting declaring a dividend or bonus may direct payment of such dividend or bonus wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures or debenture stock of any other company or in any one or more of such ways, and the Directors shall give effect to such resolution, and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient, and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any members upon the footing of the value so fixed, in order to adjust the rights of all the parties, and may vest any such specific assets in trustees as may seem expedient to the Directors.

112. Any dividend, interest or other moneys payable in cash in respect of any shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder, or, where there are joint holders, to the registered address of that one of the joint holders who is first named on the Register or to such person and to such address as the holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses or other moneys payable in respect of the shares held by them as joint holders.

113. No dividend shall bear interest against the Company.


                                    ACCOUNTS

114. The Directors shall cause proper books of account to be kept relating to :-

     (a) all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure takes place; and

     (b)  all sales and purchases of goods by the Company; and

     (c)  the assets and liabilities of the Company.

     Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company's affairs and to explain its transactions.

115. The books of account shall be kept at the Office or, subject to Section 147 of the Act, at such other place as the Directors think fit, and shall at all reasonable times be open to the inspection of the Directors.

116. The Directors shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of members, not being Directors, and no member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by statute or authorised by the Directors or by the Company in general meeting.

117. The Directors shall from time to time, in accordance with Sections 148, 150, 157 and 158 of the Act, cause to be prepared and to be laid before the annual general meeting of the Company such profit and loss accounts, balance sheets, group accounts and reports as are required by those sections to be prepared and laid before the annual general meeting of the Company.

118. A copy of every balance sheet (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the

     Directors' report and Auditors' report shall, not less than 21 days before the date of the annual general meeting be sent to every person entitled under the provisions of the Act to receive them.


                                      AUDIT

119. Auditors shall be appointed and their duties regulated in accordance with Sections 160 to 163 of the Act.


                                     NOTICES

120. A notice may be given by the Company to any member either personally or by sending it by post to him to his registered address. Where a notice is sent by post, service of the notice shall be deemed to be effected by properly addressing, prepaying and posting a letter containing the notice, and to have been effected in the case of the notice of a meeting at the expiration of 72 hours after the letter containing the same is posted, and in any other case at the time at which the letter would be delivered in the ordinary course of post.

121. A notice may be given by the Company to the joint holders of a share by giving the notice to the joint holder first named in the Register in respect of the share.

122. A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending it through the post in a prepaid letter addressed to them by name or by the title of representatives of the deceased or Official Assignee in bankruptcy or by any like description at the address supplied for the purpose by the persons claiming to be so entitled, or (until such an address has been so supplied) by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

123. Notice of every general meeting shall be given in any manner hereinbefore authorised to:-

     (a)  every member; and

     (b) every person upon whom the ownership of a share devolves by reason of his being a personal representative or the Official Assignee in bankruptcy of a member, where the member but for his death or bankruptcy would be entitled to receive notice of the meeting; and

     (c)  the Auditor for the time being of the Company.

     No other person shall be entitled to receive notices of general meetings.


                                   WINDING UP

124. If the Company is wound up, the liquidator may, with the sanction of a special resolution of the Company and any other sanction required by the Act, divide among the members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the members or different classes of members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as the liquidator, with the like sanction, shall think fit, but so that no member shall be compelled to accept any shares or other securities whereon there is any liability.


                                    INDEMNITY

125. Every Director, managing director, agent, auditor, Secretary, or other officer of the Company shall be entitled to be indemnified out of the assets of the Company against all losses or liabilities which he may sustain or incur in or about the execution of the duties of his office or otherwise in relation thereto, including any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgment is given in his favour or in which he is acquitted or in connection with any application under Section 391 of the Act in which relief is granted to him by the Court, and no Director or other officer shall be liable for any loss, damage or misfortune which may happen to or be incurred by the Company in the execution of the duties of his office or in relation thereto. But this Article shall only have effect in so far as its provisions are not avoided by Section 200 of the Act.

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   Names, addresses and descriptions of subscribers

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Dated         day of                 2002.

Witness to the above signatures: